Exhibit 99.1

FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces

Third Quarter 2010 Financial Results

Carlsbad, Calif. – October 28, 2010 – MaxLinear, Inc. (NYSE: MXL), a provider of highly integrated, radio-frequency (RF) and mixed-signal integrated circuits for broadband communications applications, today announced financial results for the quarter ended September 30, 2010.

Generally Accepted Accounting Principles (GAAP) Results

Revenue in the third quarter of 2010 was $18.5 million, compared to $18.2 in the second quarter of 2010 and $16.2 million in the third quarter of 2009.

Net income for the third quarter of 2010 was $1.4 million, or $0.04 per diluted share, compared to net income of $1.8 million, or $0.05 per diluted share, in the second quarter of 2010 and net income of $2.2 million, or $0.00 per diluted share, in the third quarter of 2009. Gross margin was 70 percent in the third quarter of 2010, compared to 70 percent in the second quarter of 2010 and 66 percent in the third quarter of 2009. Operating income in the third quarter of 2010 was 9 percent of revenue, compared with 9 percent of revenue in the second quarter of 2010 and 15 percent of revenue in the third quarter of 2009.

Cash, cash equivalents and investments totaled $97.9 million at September 30, 2010, compared to $17.9 million at December 31, 2009. Cash flow provided by operations totaled $7.6 million in the third quarter of 2010 and $8.3 million for the first three quarters of 2010. Net proceeds of $72.9 million from MaxLinear’s March 24, 2010 initial public offering contributed to the increase in cash, cash equivalents and investments at September 30, 2010 as compared to December 31, 2009.

Non-GAAP Results

MaxLinear believes that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash expenses that are not indicative of our core operating results. These measures should only be viewed in conjunction with corresponding GAAP measures. MaxLinear’s non-GAAP financial measures exclude the effect of stock-based compensation and an error related to the tax treatment of deferred revenue for 2009 and 2008. They also include the assumed conversion of all outstanding shares of preferred stock into shares of common stock which occurred in connection with our initial public offering. The reconciliation between GAAP and non-GAAP financial measures is provided in the financial statements portion of this release.

Net income in the third quarter of 2010, on a non-GAAP basis, was $2.9 million, or $0.08 per diluted share, compared to non-GAAP net income of $2.9 million, or $0.08 per diluted share in the second quarter of 2010 and non-GAAP net income of $2.4 million, or $0.09 per diluted share in the third quarter of 2009. Gross margin in the third quarter of 2010, on a non-GAAP basis, was 70 percent of revenue, compared to 70 percent in the second quarter of 2010 and 66 percent in the third quarter of 2009. Operating income in the third quarter of 2010, on a non-GAAP basis, was 15 percent of revenue, compared with 15 percent of revenue in the second quarter of 2010 and 16 percent in the third quarter of 2009.

Business Summary

“Growth in our digital television receiver business and our cable system-on-chip products contributed to record revenue in the third quarter although, as previously announced, we began to see softness toward the end of the quarter,” said Kishore Seendripu, Ph.D, Chairman and CEO. “We were pleased to see revenues from our recently introduced CMOS-based cable system-on-chip products gather meaningful momentum in the third quarter, even though the ramp itself was less steep than what we had anticipated. With the addition of our cable system-on-chip products, our high performance, low power cable product portfolio is now addressing rapidly growing opportunities in cable markets in the U.S., Europe and Asia demonstrating our ongoing strategy of TAM expansion.”

Conference Call Details

MaxLinear will host its third quarter 2010 financial results conference call today, October 28, 2010 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-941-8418 / US toll: 1-480-629-9809 with conference ID: 4370650. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at http://www.maxlinear.com, and will be archived and available after the call at www.investors.maxlinear.com until November 11, 2010. A replay of the conference call will also be available until November 11, 2010 by dialing toll free 1-800-406-7325 or 1-303-590-3030 and referencing passcode: 4370650.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance, our product development efforts, and trends and opportunities in our product markets. These statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties, including, among others, uncertainties concerning how end user markets for our products will develop, including end user markets for the cable, digital television, and automotive applications of our products; our dependence on a limited number of customers for a substantial portion of our revenues; intense competition in our industry; the timing and development of the global transition from analog to digital television; our lack of long-term supply contracts and dependence on limited sources of supply; our ability to continue to develop and introduce new and enhanced products on a timely basis; and potential decreases in average selling prices for our products. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC). Additional risks, uncertainties, and other information will be contained in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2010, which MaxLinear will file with the SEC in October 2010.

Use of Non-GAAP Financial Measures

To supplement our unaudited condensed consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP net income, operating income, gross margin, and earnings per share. These supplemental measures exclude stock-based compensation and the impact of an error related to the tax treatment of deferred revenue. They include the assumed conversion of all outstanding shares of preferred stock into shares of common stock using the as-if converted method. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.

We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s cash incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.

The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:

Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of such equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.

The provision for income taxes for the three and nine months ended September 30, 2010 includes the correction of an error related to the tax treatment of deferred revenue for the years ended December 31, 2009 and 2008. The correction of the error is a one-time out-of-period adjustment; therefore, it is not indicative of our core operating performance.

The shares used to compute non-GAAP basic and diluted net income per share for the nine months ended September 30, 2010 and the three and nine months ended September 30, 2009 include the assumed conversion of all outstanding shares of preferred stock into shares of common stock using the as-if converted method as of the beginning of each period presented or the date of issuance, if later. In March 2010, in connection with the closing of our initial public offering, all of our outstanding preferred stock was converted into shares of our Class B common stock.

Reconciliations of non-GAAP measures disclosed in this press release appear below.

About MaxLinear, Inc.

MaxLinear, Inc. is a provider of highly integrated, radio-frequency (RF) and mixed-signal semiconductor solutions for broadband communications applications. MaxLinear is located in Carlsbad, California, and its address on the Internet is www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contacts:

Suzanne Craig

The Blueshirt Group

Tel: 415-217-4962

Suzanne@blueshirtgroup.com

Danielle Ginach

The Blueshirt Group

Tel: 415-217-4964

Danielle@blueshirtgroup.com

MaxLinear, Inc. Corporate Contact:

Brendan Walsh

Vice President, Business Development

Tel: 760-692-0711, Extension 196

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2010	December 31, 2009
Assets
Current assets:
Cash and cash equivalents	$21,290	$17,921
Investments, available-for-sale	76,591	—
Accounts receivable	4,538	9,707
Inventory	6,357	2,850
Prepaid and other current assets	1,219	262

Total current assets	109,995	30,740
Property and equipment, net	4,078	2,627
Intangible assets	947	—
Other long-term assets	180	2,406

Total assets	$115,200	$35,773

Liabilities and stockholders’ equity (deficit)
Current liabilities	$18,459	$19,711
Deferred rent	234	71
Capital lease obligations, net of current portion	42	115
Convertible preferred stock	—	35,351
Total stockholders’ equity (deficit)	96,465	(19,475)

Total liabilities and stockholders’ equity (deficit)	$115,200	$35,773

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

	Three Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009
Net revenue	$18,523	$18,176	$16,200
Cost of net revenue	5,487	5,471	5,564

Gross profit	13,036	12,705	10,636
Operating expenses:
Research and development	7,298	6,922	5,324
Selling, general and administrative	4,120	4,194	2,941

Total operating expenses	11,418	11,116	8,265

Income from operations	1,618	1,589	2,371
Interest income	106	99	18
Interest expense	(6)	(7)	(14)
Other expense, net	(20)	(7)	—

Income before income taxes	1,698	1,674	2,375
Provision (benefit) for income taxes	346	(92)	209

Net income	1,352	1,766	2,166
Net income allocable to preferred stockholders	—	—	(2,166)

Net income attributable to common stockholders	$1,352	$1,766	$—

Net income per share attributable to common stockholders:
Basic	$0.04	$0.06	$—

Diluted	$0.04	$0.05	$—

Shares used to compute net income per share attributable to common stockholders:
Basic	31,264	31,243	10,030

Diluted	34,036	34,492	12,142

MAXLINEAR, INC.

UNAUDITED GAAP CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share data)

	Nine Months Ended September 30,
	2010	2009
Net revenue	$52,836	$36,147
Cost of net revenue	16,116	12,524

Gross profit	36,720	23,623
Operating expenses:
Research and development	20,299	14,142
Selling, general and administrative	11,841	6,796

Total operating expenses	32,140	20,938

Income from operations	4,580	2,685
Interest income	221	27
Interest expense	(22)	(40)
Other expense, net	(29)	(27)

Income before income taxes	4,750	2,645
Provision for income taxes	298	234

Net income	4,452	2,411
Net income allocable to preferred stockholders	(1,215)	(2,411)

Net income attributable to common stockholders	$3,237	$—

Net income per share attributable to common stockholders:
Basic	$0.13	$—

Diluted	$0.12	$—

Shares used to compute net income per share attributable to common stockholders:
Basic	25,100	9,963

Diluted	27,960	11,019

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Three Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009
GAAP net income	$1,352	$1,766	$2,166
Stock-based compensation:
Cost of net revenue	23	21	—
Research and development	757	676	129
Selling, general and administrative	447	434	73

Total stock-based compensation	1,227	1,131	202
Provision for income taxes correction of error	286	—	—

Non-GAAP net income	$2,865	$2,897	$2,368

Shares used in computing GAAP basic earnings per share	31,264	31,243	10,030
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	—	—	14,526

Shares used in computing non-GAAP basic earnings per share	31,264	31,243	24,556

Shares used in computing GAAP diluted earnings per share	34,036	34,492	12,142
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	—	—	14,526

Shares used in computing non-GAAP diluted earnings per share	34,036	34,492	26,668

Non-GAAP basic earnings per share	$0.09	$0.09	$0.10

Non-GAAP diluted earnings per share	$0.08	$0.08	$0.09

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS

(in thousands, except per share data)

	Nine Months Ended September 30,
	2010	2009
GAAP net income	$4,452	$2,411
Stock-based compensation:
Cost of net revenue	56	—
Research and development	1,774	308
Selling, general and administrative	1,147	166

Total stock-based compensation	2,977	474
Provision for income taxes correction of error	286	—

Non-GAAP net income	$7,715	$2,885

Shares used in computing GAAP basic earnings per share	25,100	9,963
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	4,363	14,526

Shares used in computing non-GAAP basic earnings per share	29,463	24,489

Shares used in computing GAAP diluted earnings per share	27,960	11,019
Weighted average effect of the assumed conversion of convertible preferred stock from date of issuance	4,363	14,526

Shares used in computing non-GAAP diluted earnings per share	32,323	25,545

Non-GAAP basic earnings per share	$0.26	$0.12

Non-GAAP diluted earnings per share	$0.24	$0.11

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL

MEASURES

	Three Months Ended
	September 30, 2010	June 30, 2010	September 30, 2009
GAAP gross margin as a % of revenue	70.4%	69.9%	65.7%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	—

Non-GAAP gross margin as a % of revenue	70.5%	70.0%	65.7%

GAAP operating income as a % of revenue	8.7%	8.7%	14.6%
Stock-based compensation:
Cost of net revenue	0.1%	0.1%	—
Research and development	4.1%	3.7%	0.8%
Selling, general and administrative	2.4%	2.4%	0.5%

Non-GAAP operating income as a % of revenue	15.3%	14.9%	15.9%

MAXLINEAR, INC.

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL

MEASURES

	Nine Months Ended September 30,
	2010	2009
GAAP gross margin as a % of revenue	69.5%	65.4%
Stock-based compensation:
Cost of net revenue	0.1%	—

Non-GAAP gross margin as a % of revenue	69.6%	65.4%

GAAP operating income as a % of revenue	8.7%	7.4%
Stock-based compensation:
Cost of net revenue	0.1%	—
Research and development	3.4%	0.8%
Selling, general and administrative	2.2%	0.5%

Non-GAAP operating income as a % of revenue	14.4%	8.7%

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